UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08346

Morgan Stanley Eastern Europe Fund Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	June 30, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Eastern Europe Fund, Inc. (RNE)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

June 30, 2010

Morgan Stanley Eastern Europe Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2010, the Morgan Stanley Eastern Europe Fund, Inc. (the “Fund”) had total returns of -8.31%, based on net asset value, and -10.35% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index (the “Index”), a composite index comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary which returned -12.13% . On June 30, 2010, the closing price of the Fund’s shares on the New York Stock Exchange was $14.03, representing a 11.7% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•         In the first half of 2010, global developed and emerging equity experienced declines driven largely by concerns over European sovereign debt issues and a possible “double dip” in global economic activity.  The region was hurt the most by the spread of negative sentiment from debt default concerns in Southern Europe.  The worst performing markets in the region (and in the overall emerging markets) for the six-month period were Hungary and Poland, declining 21.4% and 18.5% in U.S. dollars, respectively.

•         Our overall stock selection contributed positively to the Fund’s relative performance.  Stock selection in Russia was a particularly strong contributor to performance, driven by significant exposure to the consumer sector there; however, an underweight to Russia at the country level detracted.

•         Stock selection in Poland and Hungary also benefited performance, though an overweight allocation to both countries erased some of the gains.  Stock selection in the Czech Republic was the largest detractor from relative returns.

Management Strategies

•         Our strategy in Eastern Europe has been to differentiate countries within the region by focusing on those that remain fundamentally healthy in our view, which has generally led us to focus on countries with strong gross domestic product (GDP) growth outlooks with sustainable growth drivers including increasing investments, productivity gains and solid balance sheets.  As a result of this strategy, we remained overweight Poland at the end of the reporting period.  We believe the economy is one of the most well balanced in the emerging markets, with a relatively large domestic market as well as strong competitive position within the EU.  Unlike virtually every other economy in the region, Poland managed to avoid a recession in 2009, and we believe economic growth should continue to outperform in the region.

•         The Fund’s largest absolute country weight as of the end of the period is Russia, though we remain underweight relative to the Index.  The Fund remains underweight in the oil and gas sector given cyclical and secular issues confronting it in Russia.  That said, Russia’s $1.5 trillion GDP is over 65% driven by consumption, making for a very attractive market opportunity in our view. Russia is one of the largest consumer markets in Europe with strong growth prospects given a relatively low base, low consumer

Morgan Stanley Eastern Europe Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

leverage and high level of inefficiency. Thus, we continue to favor the large domestic franchise consumer names as well as those in the transportation sector that can benefit from these drivers of growth.

•         Historically, the second year after a market low is almost always a low-return year, regardless of whether that year occurs within the context of a cyclical bull market or a more enduring multi-year uptrend.  We believe the economic backdrops of 1938-1939  and 1974-1975 are most relevant to current economic conditions.  In both instances, the S&P 500® Index rallied by over 50% in less than one year after having declined by more than 50%, only to make no headway in the second year of the recovery.  Even in the more enduring bull markets of the 1990s and 2000s, the returns from the second year of recovery were modest at best.  We are currently in the second year of a major recovery, a stage when policy normalization generally acts as a brake on the rally.  As a result, regardless of whether this is a cyclical bull market within a secular bear or a secular bull market, our expectations for returns are muted.  We continue to position the portfolio in names that we believe may perform well in stable and weaker market conditions.  During the period, this approach led us to decrease the Fund’s overweight to financials and increase its positions in consumer staples.

Sincerely,

Randy Takian
President and Principal Executive Officer	July 2010

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-year period but below its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the management fee and total expense ratio were higher than its peer group average. After discussion, the Board concluded that the Fund’s management fee and total expense ratio were acceptable given the services provided. The Board also concluded that performance was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments

		Value
	Shares	(000)
COMMON STOCKS (98.3%)
Czech Republic (4.0%)
Commercial Banks
Komercni Banka A.S.	11,100	$1,794

Diversified Telecommunication Services
Telefonica O2 Czech Republic A.S.	41,585	808
		2,602
Egypt (1.2%)
Food & Staples Retailing
Juhayna Food Industries (a)	1,145,393	831

Hungary (8.2%)
Commercial Banks
OTP Bank PLC (a)	19,108	385

Oil, Gas & Consumable Fuels
MOL Hungarian Oil and Gas PLC (a)	35,031	2,891

Pharmaceuticals
Richter Gedeon Nyrt	11,915	2,107
		5,383
Poland (22.8%)
Beverages
Central European Distribution Corp. (a)(b)	53,865	1,152

Commercial Banks
Bank Handlowy w Warszawie SA (a)	25,059	542
Bank Pekao SA	25,254	1,151
Bank Zachodni WBK SA	17,070	966
Powszechna Kasa Oszczednosci Bank Polski SA	272,216	2,900
		5,559
Diversified Telecommunication Services
Telekomunikacja Polska SA	203,616	855

Food & Staples Retailing
Eurocash SA	316,901	2,018

Insurance
Powszechny Zaklad Ubezpieczen SA (a)	12,891	1,330

Oil, Gas & Consumable Fuels
Polski Koncern Naftowy Orlen SA (a)	259,929	2,695

Textiles, Apparel & Luxury Goods
LPP SA (a)	2,550	1,291
		14,900
Russia (62.1%)
Beverages
Synergy Co. (a)	73,498	2,277

Commercial Banks
Sberbank of Russian Federation	1,168,082	2,816

Electric Utilities
RusHydro (a)	24,188,158	1,160
RusHydro ADR (a)	588,841	2,818
		3,978
Food & Staples Retailing
DIXY Group OJSC (a)	196,900	1,813
Magnit OJSC GDR	113,761	1,947
X5 Retail Group N.V. GDR (a)	101,298	3,366
		7,126
Food Products
Wimm-Bill-Dann Foods OJSC ADR	120,900	2,152

Health Care Providers & Services
Protek (a)	380,700	1,230

Independent Power Producers & Energy Traders
OGK-4 OJSC (a)	10,698,537	830

Oil, Gas & Consumable Fuels
Gazprom OAO ADR	95,522	1,796
Lukoil OAO ADR (b)	147,220	7,514
Rosneft Oil Co. GDR	673,400	4,099
		13,409
Road & Rail
Globaltrans Investment PLC GDR	162,156	2,299

Specialty Retail
M Video OJSC	340,819	2,059

Transportation Infrastructure
Novorossiysk Commercial Sea Port PJSC GDR (a)	53,729	579

Wireless Telecommunication Services
Mobile Telesystems OJSC ADR	97,328	1,865
		40,620
TOTAL COMMON STOCKS (Cost $58,173)		64,336

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
SHORT-TERM INVESTMENTS (15.6%)
Securities held as Collateral on Loaned Securities (14.1%)
Investment Company (11.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (c)	7,595,963	$7,596

	Face
	Amount
	(000)
Repurchase Agreement (2.5%)
Bank of America Securities, LLC, (0.05%, dated 06/30/10, due 07/01/10; proceeds $1,623,082; fully collateralized by a U.S. Government Agency security at the date of this Portfolio of Investments as follows: Government National Mortgage Association; 5.00% due 05/20/40; valued at $1,655,541.)	$1,623	1,623
TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (Cost $9,219)		9,219

	Shares
Investment Company (1.5%)
United States (1.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (c) (Cost $945)	944,541	945
TOTAL SHORT-TERM INVESTMENTS (Cost $10,164)		10,164
TOTAL INVESTMENTS (113.9%) (Cost $68,337) Including $8,807 of Securities Loaned (d)		74,500
LIABILITIES IN EXCESS OF OTHER ASSETS (-13.9%)		(9,079)
NET ASSETS (100.0%)		$65,421

(a)	Non-income producing security.
(b)	All or a portion of security on loan at June 30, 2010.
(c)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(d)

The approximate market value and percentage of total investments, $39,005,000 and 52.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2010. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

		Level 2
		Other	Level 3
	Level 1	significant	Significant
	Quoted	observable	unobservable
	prices	inputs	inputs	Total
Investment Type	(000)	(000)	(000)	(000)
Common Stocks
Beverages	$1,152	$2,277	$—	$3,429
Commercial Banks	2,816	7,737	—	10,553
Diversified Telecommunication Services	—	1,664	—	1,664
Electric Utilities	1,160	2,817	—	3,977
Food & Staples Retailing	2,644	7,331	—	9,975
Food Products	2,152	—	—	2,152
Health Care Providers & Services	1,230	—	—	1,230
Independent Power Producers & Energy Traders	830	—	—	830
Insurance	1,330	—	—	1,330
Oil, Gas & Consumable Fuels	7,514	11,482	—	18,996
Pharmaceuticals	—	2,107	—	2,107
Road & Rail	—	2,299	—	2,299
Specialty Retail	2,059	—	—	2,059
Textiles, Apparel & Luxury Goods	—	1,291	—	1,291

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

		Level 2
		Other	Level 3
	Level 1	significant	Significant
	Quoted	observable	unobservable
	prices	inputs	inputs	Total
Investment Type	(000)	(000)	(000)	(000)
Common Stocks (cont’d)
Transportation Infrastructure	$579	$—	$—	$579
Wireless Telecommunication Services	1,865	—	—	1,865
Total Common Stocks	25,331	39,005	—	64,336
Short-Term Investments
Investment Company	8,541	—	—	8,541
Repurchase Agreement	—	1,623	—	1,623
Total Short-Term Investments	8,541	1,623	—	10,164
Total	$33,872	$40,628	—	$74,500

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of June 30, 2010, securities with a total value of $14,958,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Portfolio Composition*

Percentage of
Classification	Total Investments
Oil, Gas & Consumable Fuels	29.1%
Commercial Banks	16.2
Food & Staples Retailing	15.3
Electric Utilities	6.1
Other**	33.3
Total Investments	100.0%

*                 Percentages indicated are based upon total investments (excluding securities held as collateral on Loaned Securities) as of June 30, 2010.

**          Industries representing less than 5% of total investments.

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010

Financial Statements

Statement of Assets and Liabilities

June 30, 2010
(unaudited)
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $59,796)	$65,959
Investment in Security of Affiliated Issuer, at Value (Cost $8,541)	8,541
Total Investments in Securities, at Value (Cost $68,337)	74,500
Foreign Currency, at Value (Cost $140)	139
Dividends Receivable	343
Tax Reclaim Receivable	8
Receivable from Affiliate	— @
Other Assets	2
Total Assets	74,992
Liabilities:
Collateral on Securities Loaned, at Value	9,219
Bank Overdraft	131
Payable for Investment Advisory Fees	88
Payable for Custodian Fees	54
Payable for Professional Fees	46
Payable for Administration Fees	3
Payable for Directors’ Fees and Expenses	— @
Other Liabilities	30
Total Liabilities	9,571
Net Assets
Applicable to 4,116,255 Issued and Outstanding $.01 Par Value Shares (100,000,000 Shares Authorized)	$65,421
Net Asset Value Per Share	$15.89
Net Assets Consist of:
Common Stock	$41
Paid-in-Capital	88,890
Accumulated Net Investment Loss	(143)
Accumulated Net Realized Loss	(29,525)
Unrealized Appreciation (Depreciation) on:
Investments	6,163
Foreign Currency Translations	(5)
Net Assets	$65,421
(1) Including:
Securities on Loan, at Value:	8,807

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010

Financial Statements (cont’d)

Statement of Operations

Six Months Ended
June 30, 2010
(unaudited)
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $50 of Foreign Taxes Withheld)	$587
Dividends from Security of Affiliated Issuer	1
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	588
Expenses:
Investment Advisory Fees (Note B)	573
Custodian Fees (Note D)	80
Professional Fees	45
Administration Fees (Note C)	29
Stockholder Reporting Expenses	14
Stockholder Servicing Agent Fees	4
Directors’ Fees and Expenses	1
Other Expenses	4
Expenses Before Non Operating Expenses	750
Bank Overdraft Expense	— @
Total Expenses	750
Voluntary Waiver of Investment Advisory Fees (Note B)	(18)
Waiver of Administration Fees (Note C)	(9)
Rebate from Morgan Stanley Affiliate (Note F)	(1)
Net Expenses	722
Net Investment Loss	(134)
Realized Gain (Loss):
Investments Sold	6,451
Foreign Currency Exchange Contracts	16
Foreign Currency Transactions	(20)
Net Realized Gain	6,447
Change in Unrealized Appreciation (Depreciation):
Investments	(12,247)
Foreign Currency Exchange Contracts	(1)
Foreign Currency Translations	(4)
Net Change in Unrealized Appreciation (Depreciation)	(12,252)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(5,805)
Net Decrease in Net Assets Resulting from Operations	$(5,939)

@ Amount is less than $500.

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2010	December 31,
	(unaudited)	2009
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$(134)	$2
Net Realized Gain (Loss)	6,447	(7,827)
Net Change in Unrealized Appreciation (Depreciation)	(12,252)	42,056
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,939)	34,231
Net Assets:
Beginning of Period	71,360	37,129
End of Period (Including Accumulated Net Investment Loss of $(143) and $(9))	$65,421	$71,360

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,
	2010 (unaudited)		2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$17.34		$9.02		$39.30	$37.53	$28.90	$29.91
Net Investment Income (Loss)†	(0.03)		0.00	‡	(0.24)	(0.36)	(0.21)	(0.32)
Net Realized and Unrealized Gain (Loss) on Investments	(1.42)		8.32		(24.94)	14.09	16.55	9.85
Total from Investment Operations	(1.45)		8.32		(25.18)	13.73	16.34	9.53
Distributions from and/or in excess of:
Net Investment Income	—		—		—	(0.56)	—	—
Net Realized Gain	—		—		(5.10)	(11.55)	(7.48)	(10.54)
Total Distributions	—		—		(5.10)	(12.11)	(7.48)	(10.54)
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—		—		—	—	(0.23)	—
Anti-Dilutive Effect of Share Repurchase Program	—		—		0.00 ‡	0.15	—	—
Net Asset Value, End of Period	$15.89		$17.34		$9.02	$39.30	$37.53	$28.90
Per Share Market Value, End of Period	$14.03		$15.65		$8.33	$38.11	$39.84	$34.59
TOTAL INVESTMENT RETURN:
Market Value	(10.35	)%#	87.88%		(74.27)%	27.42%	42.50%	67.53%
Net Asset Value(1)	(8.31	)%#	92.13%		(73.01)%	39.59%	60.72%	29.25%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$65,421		$71,360		$37,129	$161,838	$157,393	$103,627
Ratio of Expenses to Average Net Assets(2)	2.01	%+*	2.21	%+	2.15%+	1.99%+	2.06%	2.10%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.01	%+*	2.21	%+	2.14%+	1.98%+	2.06%+	2.10%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	(0.37	)%+*	0.00	%+§	(0.87)%+	(0.86)%+	(0.62)%	(1.00)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	19	%#	51%		117%	95%	102%	94%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived:
Ratio of Expenses to Average Net Assets	2.08	%+*	2.25	%+	2.19%+	2.04%+	2.10%	2.14%
Ratio of Net Investment Loss to Average Net Assets	(0.44	)%+*	(0.04	)%+	(0.91)%+	(0.91)%+	(0.66)%	(1.04)%

(1)         Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†                 Per share amount is based on average shares outstanding.

‡                 Amount is less than $0.005 per share.

+                 The Ratio of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005% .

#                 Not annualized.

*                 Annualized.

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements

Morgan Stanley Eastern Europe Fund, Inc. (the “Fund”) was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Eastern European country issuers and in debt securities issued or guaranteed by Eastern European country government or governmental entities. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to equity securities of Eastern European country issuers or debt securities issued or guaranteed by Eastern European country government or governmental entities, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determine such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

• investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

• investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In addition to its smaller size, less liquidity and greater volatility, certain securities’ markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

3.              Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

portfolio investments. All of the Fund’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a currency exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

The Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification™ (“ASC”) “Derivatives and Hedging: Overall” (“ASC 815”). ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2010 in accordance with ASC 815.

Realized Gain (Loss)
	Derivative	Value
Primary Risk Exposure	Type	(000)
Foreign Currency Contracts Risk	Foreign Currency
	Exchange Contracts	$16

Change in Unrealized Appreciation (Depreciation)
	Derivative	Value
Primary Risk Exposure	Type	(000)
Foreign Currency Contracts Risk	Foreign Currency
	Exchange Contracts	$(1)

All open derivative positions, if any, at period end are reflected on the Fund’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the reporting period.

4.     Security Lending: At a meeting held on September 23-24, 2009, the Board of Directors authorized the Fund to lend securities to qualified financial institutions, such as broker-dealers, to earn additional income.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Fund’s Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $8,807,000 and related collateral outstanding at June 30, 2010 was approximately $9,219,000. For the six months ended June 30, 2010, the Fund had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of less than $1,000.

5.     Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Fund would receive to sell an

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•      Level 1 – quoted prices in active markets for identical securities

•      Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. )

•      Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

6.     Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.60% of the Fund’s average weekly net assets. Beginning July 1, 2009, the Adviser has voluntarily agreed to waive 0.05% of its advisory fee. This waiver is voluntarily and may be terminated at any time. For the six months ended June 30, 2010, approximately $18,000 of advisory fees were waived pursuant to this arrangement.

C.    Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2010, approximately $9,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee. Prior to May 24, 2010, JPMorgan Investor Services Co. (“JPMIS”) provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

D.    Custodian Fees: State Street Bank and Trust Company (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Prior to May 24, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Fund in accordance with the custodian agreement. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “Expense Offset” in the Statement of Operations.

E.     Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to the stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$—	$—	$11,574	$9,417

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions net operating loss, basis adjustments on certain equity securities designated as issued by passive foreign investment companies, and distribution in excess resulted in the following reclassifications among the components of net assets at December 31, 2009:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$279	$(70)	$(209)

At December 31, 2009, the Fund had no distributable earnings on a tax basis.

At June 30, 2010, the U.S. Federal income tax cost basis of investments was approximately $59,796,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $6,163,000 of which $12,809,000 related to appreciated securities and $6,646,000 related to depreciated securities.

Net capital, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 4, 2010, for U.S. Federal income tax purposes, currency losses of approximately $7,000.

At December 31, 2009, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $35,761,000 to offset against future capital gains of which $5,221,000 will expire on December 31, 2016, and $30,540,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.     Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser both directly, and as a portion of the securities held as collateral on loaned securities.. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2010, advisory fees paid were reduced by approximately $1,000 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended June 30, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value June 30, 2010 (000)
$2,623	$21,680	$15,762	$1	$8,541

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

During the six months ended June 30, 2010, the Fund made purchases and sales totaling approximately $14,216,000 and $13,479,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments.

During the six months ended June 30, 2010, the Fund incurred approximately $2,000 and $2,000 in brokerage commissions with Morgan Stanley & Co. Incorporated and Citigroup, Inc., respectively, affiliated broker/dealers.

G.    Other: Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer’s share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares traded from their net asset value. During the six months ended June 30, 2010, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 1,560,676 of its shares at an average discount of 16.06% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On October 24, 2008, a special meeting of stockholders was held for the purpose of voting on a proposal to amend the Fund’s investment restriction regarding concentration of investments in any one industry. Under the amended investment restriction as proposed, the Fund will be required to invest between 25 percent and 35 percent of its total assets in the securities of issuers in one or more industries if, at the time of investment, each such industry represents 25 percent or more of the Fund’s benchmark index (the “Benchmark Index”). The Fund’s current Benchmark Index is the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index. The Benchmark Index is a composite index comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. The Board may approve a new Benchmark Index in the future. The Fund will be required to notify its stockholders of any investments of 25 percent or more of the Fund’s total assets in an industry in its next semi-annual or annual report. Such notice will, to the extent applicable, include a discussion of any increased investment risks particular to such industry to which the Fund may be exposed.

As of June 30, 2010, the Fund was concentrated in Oil, Gas and Consumable Fuels with 25.3% of its assets invested in the securities of issuers in that industry. The profitability of companies in the oil, gas and consumable fuels industry is related to worldwide energy prices, exploration and production spending. Such companies also are subject to risks of changes in interest rates, exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where oil, gas and consumable fuels companies are located or do business. Oil, gas and consumable fuels exploration and production can be significantly affected by natural disasters and may be at risk for environmental damage claims.

H.    Supplemental Proxy Information: On June 16, 2010, an annual meeting of the Fund’s stockholders was held for the

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Frank L. Bowman	2,072,356	1,104,059
James F. Higgins	2,076,818	1,099,597
Manuel H. Johnson	2,074,178	1,102,237

I.                 Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), management has evaluated the possibility of subsequent events existing in the Fund’s financial statements.

J.              Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1 (800) 231-2608.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s web site at www.sec.gov.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Eric Carlson, Paul C. Psaila and Ruchir Sharma, each a Managing Director of the Adviser.

Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in February 2002. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in September 1996. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in December 2003.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Eastern Europe Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1(800) 231-2608

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•                  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies. “ “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you.  Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.  How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•                  Calling us at (800) 231-2608

Monday–Friday between 9a.m. and 6p.m. (EST)

•                  Writing to us at the following address:

Morgan Stanley Closed-End Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Eastern Europe Fund, Inc.

Directors
Michael E. Nugent	Stefanie V. Chang Yu
Vice President
Frank L. Bowman
Francis J. Smith
Michael Bozic	Treasurer and Principal Financial Officer

Kathleen A. Dennis	Mary Ann Picciotto
Chief Compliance Officer
James F. Higgins
Mary E. Mullin
Dr. Manuel H. Johnson	Secretary

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairman of the Board and Director

Randy Takian

President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, MA 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2010 Morgan Stanley

CERNESAN
IU10-02997P-Y06/10

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9.  Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Eastern Europe Fund Inc

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Ronald E. Robison
Principal Executive Officer
August 17, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 17, 2010